CROFT LEOMINSTER

                                   VALUE FUND

                               SEMI-ANNUAL REPORT
                                OCOTBER 31, 1999

                                                               December 15, 1999

Dear Shareholder,

         From January 1, 1999 to December 15, 1999, your Value Fund is up 4.8%.* Over the same period the S&P 500 is up 16.4% and the Lipper Multi-Cap Value Index is up 2.7%.* The Lipper Multi-Cap Value Index is how we are measured versus funds with the same investment style.

         For the following reasons, we believe the portfolio is well structured for good performance over the next few years:

1. OUR RISK PROFILE.

         -- Our risk profile is more favorable than the overall market where high growth stocks are currently being valued by discounting back revenues from beyond 2008. The best performing stocks are selling at multiples of 14 to 100 times revenues. Many of these companies do not have any profits.

         -- Historically, less than 2% of companies have ever been able to grow earnings more than 20% for 5 consecutive years.

         -- Unit growth of personal computers grew 25% for over a decade, yet only one company founded during the early boom survives today (Apple). Dell and Compaq emerged only after the PC bubble had burst.

2. There have been some periods in the past that are analogous to the current market disparities.

         -- From the beginning of the decade until January 1973, the highest P/E stocks (The Nifty Fifty) outperformed the market by more than 2.5 times for the two year period. A bear market followed in which Value outperformed. Cumulatively Value stocks outperformed by more than 100% over the next 10 years.

         -- The lack of breadth is almost at its January 1973 extreme.

3. Your portfolio is currently structured with the following characteristics that we believe will drive performance:

A. VERY LOW VALUATIONS BASED ON EARNINGS, CASH FLOW, AND BOOK VALUE.

         -- The average stock in this category sells at 10.5X 2000 estimated earnings per share with an estimated growth rate of approximately 10.5%.

         -- Examples include: Terex Corp, Hartford Financial Services Group
            Washington Mutual Inc. and Federal Mogul.

B. VALUATIONS BELOW THE  S&P 500 INDEX

         -- Price to earnings multiples relative to growth rates are more favorable than the overall market.

         -- Based on future price to earnings, growth rates, cash flows and/or book values.

         -- Examples: Citigroup Inc, SPX Corp, Kansas Southern Industries and
            American Home Products.

C. TECHNOLOGY AND COMMUNICATIONS

         -- We have increased our exposure in this area with companies that have quality earnings.

         -- Generally these companies are industry leaders who are more reasonably valued within their sectors, have good growth rates and will be in existence in seven years.

         -- Examples include MCI Worldcom Inc, International Business Machines
            (IBM), Qwest Communications Intl Inc, GTE Corp, Lucent Technologies, Oak Industries and Microsoft Corp.

D. ENERGY

         -- The energy sector is selling at approximately 3.1 times cash flows versus a norm of about 6 times cash flows.

         -- The average company is selling at a discount of approximately 39% to net asset value, when usually these stocks would sell at a price equivalent to net asset value.

E. FINANCIALS

         -- These companies will benefit from the resent passage of House
            Resolution 10, which allows banks to increase their exposure to other financial service areas such as insurance. We expect to see a significant amount of merger and acquisition activity in the industry.

         -- Merger activity should also increase because integration risks will lower with Year 2000 issues behind the banks.

F. SPECIAL SITUATIONS

         -- CBS Corp and (Koninklijke) Philips Electronics NV.

         Value investing has under-performed the S&P 500 over the last two years for two main reasons. First, the S&P 500 index is market capitalization weighted. Its overall performance has been dominated by a small number of very large-cap, high-growth stocks. These are mostly technology companies with extreme valuations. In contrast, the average S&P 500 stock is down approximately 21/2% year to date through December 15, 1999. Secondly, because of the sector's high valuations, most value investors have not had enough technology exposure.

         Going forward, over the next three to five years the odds are very much with the value investor given the current high valuations of certain sectors of the market. It should be easier (and with less risk) for a stock trading at a 10 P/E to reach a 14 P/E, than it is to go from a 70 P/E to a 100 P/E.

We thank you for investing with us.

With kindest regards,

                                                Sincerely,


                                                Kent Croft


* Past performance is not indicative of future performance. Investment return and principal will fluctuate. An investor's shares, when redeemed, may be worth more or less than the original value. The Standard and Poor's 500 (S&P 500) is an unmanaged index that is widely recognized indicator of the overall market. The Lipper Multicap Value Index is comprised of 409 stock funds investing in companies of various size, normally those that are considered undervalued relative to major stock indexes based on price-to-current-earnings and price-to-book ratios. Comments about the Value Fund Portfolio and the S&P 500 are as of 12/15/99.

                            Croft Funds Corporation
                          CROFT-LEOMINSTER VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                October 31, 1999
                                  (Unaudited)
--------------------------------------------------------------------------------

       SHARES                                                     MARKET VALUE
       ------                                                     ------------

COMMON STOCKS - 97.33%
AUTO & AUTOMOTIVE PRODUCTS - 2.93%
        5,550      Federal-Mogul Corp. ............................$   139,444

BANKS, S&L'S AND BROKERS - 8.39%
          500      Astoria Financial Corp. ........................     18,000
        2,415      BankAtlantic Bancorp Inc. ......................     12,226
        1,100      BankUnited Corp. ...............................     42,900
        1,900      Dime Bancorp Inc. Cl B .........................     33,963
        1,600      Mellon Bank Corp. ..............................     59,200
        2,100      Summit Bancorp .................................     72,713
        3,476      Washington Mutual Inc. .........................    124,919
          600      Zion Bancorporation ............................     35,438
                                                                   -----------
                                                                       399,359
                                                                   -----------

BASIC MATERIALS - 0.53%
        4,200      National Steel Corp Cl B .......................     25,200
                                                                   -----------

BRAZILIAN INVESTMENT TRUSTS - 0.22%
       18,000      Brazilian Smaller Co. ..........................     10,260
                                                                   -----------

BUILDING & CONSTRUCTION - 4.23%
        2,800      Foster Wheeler Corp. ...........................     31,500
        4,850      Owens Corning ..................................     99,425
        2,200+     SLI Inc. .......................................     23,650
        1,300      Texas Industries Inc. ..........................     46,556
                                                                   -----------
                                                                       201,131
                                                                   -----------

BUSINESS SERVICES - 0.55%
        1,000+     Nova Corporation ...............................     26,000
                                                                   -----------

CAPITAL EQUIPMENT - 4.26%
        3,200+     Brown & Sharpe Manufacturing Co. ...............      9,400
        2,200      Kennametal Inc. ................................     63,250
        3,750+     Terex Corp. ....................................     99,141
        1,100      Xerox Corp. ....................................     30,800
                                                                   -----------
                                                                       202,591
                                                                   -----------


   The accompanying notes are an integral part of these financial statements.


                                      -4-




                            Croft Funds Corporation
                          CROFT-LEOMINSTER VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                October 31, 1999
                                  (Unaudited)
--------------------------------------------------------------------------------
       SHARES                                                     MARKET VALUE
       ------                                                     ------------


CHEMICALS - 2.26%
        2,000      CK Witco Corporation ...........................$    18,750
        1,500      Hanna M.A. Co. .................................     16,031
          700+     International Specialty Products Inc. ..........      5,294
        2,400      Lyondell Chemical Co. ..........................     29,100
        3,300      NL Industries Inc. .............................     38,156
                                                                   -----------
                                                                       107,331
                                                                   -----------
CLOSED END FUNDS - INDIA - 1.00%
          534+     India Growth Fund Inc. .........................      6,241
        2,800+     Jardine Fleming India Fund .....................     25,025
          600+     Morgan Stanley India Invt. Fund ................      7,575
          700+     The India Fund Inc. ............................      8,663
                                                                   -----------
                                                                        47,504
                                                                   -----------
CONSUMER CYCLICALS - 3.28%
        1,100      Black & Decker Corp. ...........................     47,300
          778+     Konin Klijke Philips Electronics NV. ...........     80,863
          700      Maytag Corp. ...................................     28,044
                                                                   -----------
                                                                       156,207
                                                                   -----------

CONSUMER NONDURABLES - 0.57%
        1,500      Pepsi Bottling Group ...........................     27,281
                                                                   -----------

CONSUMER SERVICES - 1.27%
        2,458      Viad Corp. .....................................     60,375
                                                                   -----------

FINANCIAL SERVICES - 7.63%
        3,400      Capital One Financial Corp. ....................    180,200
        3,375      Citigroup Inc. .................................    182,672
                                                                   -----------
                                                                       362,872
                                                                   -----------

HEALTHCARE - 0.46%
        1,100      McKesson HBOC Inc. .............................     22,069
                                                                   -----------


   The accompanying notes are an integral part of these financial statements.


                                      -5-




                            Croft Funds Corporation
                          CROFT-LEOMINSTER VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                October 31, 1999
                                  (Unaudited)
--------------------------------------------------------------------------------
       SHARES                                                     MARKET VALUE
       ------                                                     ------------

INSURANCE - 5.08%
        3,000      Ace Ltd. .......................................$    58,312
          500      Aetna Life & Casualty Co. ......................     25,125
          800      Allstate Corp. .................................     23,000
        2,200      Hartford Financial Services Group Inc. .........    113,987
        6,000      Reliance Group Holdings Inc. ...................     21,375
                                                                   -----------
                                                                       241,799
                                                                   -----------

MEDIA & ENTERTAINMENT - 9.38%
          300+     AMFM Inc. ......................................     21,000
        3,500+     Big City Radio Inc. ............................     12,469
          300+     Cablevision Systems Cl A .......................     20,269
        6,300+     CBS Inc. .......................................    307,519
        1,200      News Corporation Ltd ADR .......................     35,550
        1,000      Seagram Co. Ltd "ACES" .........................     49,438
                                                                   -----------
                                                                       446,245
                                                                   -----------

MULTI-INDUSTRY - 9.57%
        3,200+     Alpine Group Inc. ..............................     42,200
        4,026+     SPX Corp. ......................................    341,203
        1,800      Tyco International Ltd. ........................     71,888
                                                                   -----------
                                                                       455,291
                                                                   -----------

NATURAL GAS - 6.88%
           900     Anadarko Petroleum Corp. .......................     27,731
           500     Burlington Resources Inc. ......................     17,437
       16,200+     Comstock Resources Inc. ........................     63,787
        1,300+     Mallon Resources Corp. .........................      8,206
       29,708+     Meridian Resources Corp. .......................    131,829
       24,200+     Panaco Inc. ....................................     11,858
        7,900+     Titan Exploration Inc. .........................     33,081
        2,300      Union Pacific Resources Group ..................     33,350
                                                                   -----------
                                                                       327,279
                                                                   -----------

OIL - 1.48%
          800      Apache Corp. ...................................     31,200
       39,300+     Equity Oil Co. .................................     39,300
                                                                   -----------
                                                                        70,500
                                                                   -----------

   The accompanying notes are an integral part of these financial statements.


                                      -6-




                            Croft Funds Corporation
                          CROFT-LEOMINSTER VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                October 31, 1999
                                  (Unaudited)
--------------------------------------------------------------------------------
       SHARES                                                     MARKET VALUE
       ------                                                     ------------

OIL & GAS PIPELINES - 2.44%
        3,100      Williams Companies Inc. ........................$   116,250
                                                                   -----------

PAPER & FOREST PRODUCTS - 7.37%
        3,000      Boise Cascade Corp. ............................    106,875
        11,261+    Smurfit-Stone Container Corp. ..................    243,519
                                                                   -----------
                                                                       350,394
                                                                   -----------

PHARMACEUTICALS - 2.59%
        1,300      American Home Products Corp. ...................     67,925
          600+     Elan Corp ADR ..................................     15,450
          500      Warner Lambert Co. .............................     39,906
                                                                   -----------
                                                                       123,281
                                                                   -----------

REAL ESTATE INVESTMENT TRUSTS - 0.87%
        1,800      Starwood Hotels & Resorts Worldwide ............     41,287
                                                                   -----------

RETAIL STORES - 0.52%
          700+     Safeway Inc. ...................................     24,719
                                                                   -----------

SPECIALITY RETAIL - 0.37%
          800+     Staples Inc. ...................................     17,750
                                                                   -----------

TECHNOLOGY - 1.37%
          900+     DII Group Inc. .................................     32,400
          500      Lockheed Martin Corp. ..........................     10,000
        1,000+     Varian Semiconductor Equipment Associates Inc. .     22,625
                                                                   -----------
                                                                        65,025
                                                                   -----------

TELEPHONE & CELLULAR - 6.62%
          300      GTE Corp. ......................................     22,500
        2,400+     MCI Worldcom Inc. ..............................    205,950
        1,730+     Qwest Communications International Inc. ........     62,280
          400      U.S. West Inc. .................................     24,425
                                                                   -----------
                                                                       315,155
                                                                   -----------

TRANSPORTATION - 3.39%
        3,400      Kansas City Southern Industries Inc. ...........    161,288
                                                                   -----------

   The accompanying notes are an integral part of these financial statements.


                                      -7-




                            Croft Funds Corporation
                          CROFT-LEOMINSTER VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                October 31, 1999
                                  (Unaudited)
--------------------------------------------------------------------------------
       SHARES                                                     MARKET VALUE
       ------                                                     ------------

UTILITIES - 0.97%
        2,900+     Niagara Mohawk Holdings Inc. ...................$    46,037
                                                                   -----------

WASTE MANAGEMENT - 0.85%
        2,200      Waste Management Inc. ..........................     40,425
                                                                   -----------

TOTAL COMMON STOCK
       (Cost $4,075,661) ..........................................  4,630,349
                                                                   -----------

MUTUAL FUNDS - 0.03%
          147+     Schroder All Asia (Cost $1,629) ................      1,549
                                                                   -----------

SHORT TERM INVESTMENTS - 3.64%
      173,117      Firstar Treasury Fund
                   (Cost $173,117) ................................    173,117
                                                                   -----------


TOTAL INVESTMENTS (Cost $4,248,778) ..............101.00%            4,805,015

Liabilities in excess of other assets .............(1.00%)             (47,691)
                                                  --------         -----------
TOTAL NET ASSETS .................................100.00%          $ 4,757,324
                                                  ========         ===========

(1) Federal Tax Information: At October 31, 1999 the net unrealized appreciation based on cost for Federal Income tax purposes of
       $4,248,778 was as follows:
       Aggregate gross unrealized appreciation for all investments for which there was an excess of value over cost ...........$ 1,187,583
       Aggregate gross unrealized depreciation for all investments
       for which there was an excess of cost over value ...........   (631,346)

Net unrealized appreciation .......................................$   556,237

+ Non-income producing security

   The accompanying notes are an integral part of these financial statements.

                            Croft Funds Corporation
                          CROFT-LEOMINSTER VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1999
                                  (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments in securities, at value (cost $4,248,778) (Note 2) ..   $ 4,805,015
Receivable for securities sold ..................................         8,625
Dividends and interest receivable ...............................         2,877
Prepaid expenses ................................................         9,451
                                                                    -----------
        Total Assets ............................................     4,825,968
                                                                    -----------

LIABILITIES:
Payables:
        Payable for securities purchased ..........   $    28,490
        Due to advisor (Note 3) ...................        17,736
        Accrued expenses ..........................        22,418
                                                      -----------
        Total Liabilities .......................................        68,644
                                                                    -----------

        Net Assets ..............................................   $ 4,757,324
                                                                    ===========

NET ASSETS CONSIST OF:
        Additional paid in capital ..............................   $ 4,344,428
        Accumulated net investment loss .........................       (12,576)
        Accumulated net realized loss from
                investment transactions .........................      (130,765)
        Net unrealized appreciation on
                investments .....................................       556,237
                                                                    -----------
        Net Assets ..............................................   $ 4,757,324
                                                                    ===========

Net asset value and redemption price per share
        ($4,757,324/311,631 shares of capital stock outstanding)
        (Note 4) ................................................   $     15.27
                                                                    ===========

   The accompanying notes are an integral part of these financial statements.

                            Croft Funds Corporation
                          CROFT-LEOMINSTER VALUE FUND
                            STATEMENT OF OPERATIONS
                   For the six months ended October 31, 1999
                                  (Unaudited)

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends ......................................................      $  21,436
Interest .......................................................          2,741
                                                                      ---------
                                                                         24,177
EXPENSES:
Investment advisory fee (Note 3) ...............................         23,032
Administration fee .............................................          9,742
Legal fee ......................................................          7,800
Transfer agent fee .............................................          5,457
Printing .......................................................          4,447
Custody fee ....................................................          4,192
Insurance ......................................................          3,201
Audit fee ......................................................          1,623
Registration ...................................................          1,281
Trustee fee ....................................................            756
Other (Note 3) .................................................         (3,813)
                                                                      ---------
        Total expenses .........................................         57,718
        Less:  Expense reimbursement (Note 3) ..................        (20,965)
                                                                      ---------
        Net expenses ...........................................         36,753
                                                                      ---------
        Net investment income (loss) ...........................        (12,576)
                                                                      ---------

NET REALIZED AND UNREALIZED GAINS
        (LOSSES) ON INVESTMENTS  (Note 2)
Net realized gain from investment transactions .................         25,480
Net change in unrealized appreciation of investments ...........       (419,901)
                                                                      ---------

Net realized and unrealized loss on investments ................       (394,421)
                                                                      ---------

Net decrease in net assets resulting from operations ...........      $(406,997)
                                                                      =========

   The accompanying notes are an integral part of these financial statements.

                             Croft Funds Corporation
                          CROFT-LEOMINSTER VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------



                                                     For the six months
                                                            ended        For the year
                                                      October 31, 1999       ended
                                                         (Unaudited)     April 30, 1999
                                                         -----------     --------------


Net investment loss ...................................   $   (12,576)   $   (16,724)
Net realized gain (loss) from investment transactions .        25,480       (156,944)
Net change in unrealized appreciation (depreciation) of
investments ...........................................      (419,901)         7,115
                                                          -----------    -----------
Net decrease in net assets resulting from operations ..      (406,997)      (166,553)

Distributions from net investment income ..............             0              0
Distributions from net gain on investments ............             0       (105,002)

Net capital share transactions (Note 4) ...............       265,806        (93,167)
                                                          -----------    -----------

Net decrease in net assets ............................      (141,191)      (364,722)

NET ASSETS:
Beginning of period ...................................     4,898,515      5,263,237
                                                          -----------    -----------


End of period .........................................   $ 4,757,324    $ 4,898,515
                                                          ===========    ===========


   The accompanying notes are an integral part of these financial statements.

                             Croft Funds Corporation
                           CROFT-LEOMINSTER VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1999
                                   (Unaudited)

--------------------------------------------------------------------------------




NOTE 1.  ORGANIZATION
         The Croft-Leominster Value Fund (the "Fund"), is a managed portfolio of the Croft Funds Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund is one of a series of Funds of the Croft Funds Corporation, which also includes the Croft-Leominster Income Fund. The Fund's investment objective is to seek growth of capital. It invest primarily (under normal market conditions, at least 65% of its total assets) in common stocks which are believed by the Manager to be undervalued and have good prospects for capital appreciation.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES
         The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
         SECURITY VALUATION - Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Investments for which no sale is reported are valued at the last bid price.
         FEDERAL INCOME TAXES - The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore no provision for income taxes is required.
         OTHER - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.
         ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
         The Fund retains Croft-Leominster Inc. (the "Adviser") as its investment adviser. Under the terms of the management agreement, the Adviser receives a fee, computed daily and payable monthly at the annual rate of .94% of the Fund's average daily net asset value. Until December 31, 2001, the Adviser guarantees that the overall expense ratio for the Fund, which exclude ordinary brokerage commission incurred in the purchase or sale of portfolio securities, will not exceed 1.50%. As a result, for the six months ended October 31, 1999, the Adviser accrued reimbursements to the Fund of $20,965.
         Pursuant to a plan of Distribution the Fund pays a distribution fee of up to .25% of the average daily net assets to broker-dealers for distribution assistance, and to financial institutions and intermediaries such as banks,

                             Croft Funds Corporation
                           CROFT-LEOMINSTER VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1999
                                   (Unaudited)

--------------------------------------------------------------------------------

savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance. The Croft Funds Corporation elected to waive the 12b-1 fee for the Fund on May 1, 1999. The 12b-1 fee will be waived into the foreseeable future; however, the Croft Funds Corporation reserves the right to terminate the waiver and reinstate the 12b-1 fee at any time in its sole discretion.
         Certain Directors and officers of the Corporation are "interested persons" (as defined in the Investment Company Act of 1940) of the Corporation. Each "non-interested" Director is entitled to receive an annual fee of $500 plus expenses for services relating to the Corporation.

NOTE 4. CAPITAL SHARE TRANSACTIONS
         At October 31, 1999 there was 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation, and capital paid-in amounted to $4,344,428 for the Fund.

         Transactions in capital stock were as follows:

                                        For the six months
                                              ended                     For the year
                                         October 31, 1999                   ended
                                           (Unaudited)                  April 30, 1999
                                        Shares       Amount           Shares       Amount
                                        ------       ------           ------       ------

Shares sold ....................        29,009    $   455,323        146,546    $ 2,269,700

Shares issued in reinvestment of
        Dividends ..............             0              0          7,044        103,048

Shares redeemed ................       (11,526)      (189,517)      (168,416)    (2,465,915)
                                       -------    -----------       --------    -----------

Net increase (decrease) ........        17,483    $   265,806        (14,826)   $   (93,167)
                                       -------    -----------       --------    -----------


NOTE 5.  INVESTMENT TRANSACTIONS
         Purchases and sales, excluding short term securities, for the six months ended October 31, 1999 aggregated $1,260,560, and $1,142,535, respectively, for the Fund.

NOTE 6.  DISTRIBUTIONS TO SHAREHOLDERS
         During the six months ended October 31, 1999, the Fund did not declare any dividends.

NOTE 7.  FINANCIAL INSTRUMENT DISCLOSURE
         There are no reportable financial instruments that have off balance sheet risk as of October 31, 1999.

                             Croft Funds Corporation
                           CROFT-LEOMINSTER VALUE FUND
                              FINANCIAL HIGHLIGHTS
             (For a fund share outstanding throughout each period)


                                                For the
                                               six months    For the      For the       For the      May 4, 1995
                                                  ended    year ended   year ended    year ended       through
                                              October 31,   April 30,    April 30,     April 30,       April 30,
                                                  1999        1999          1998          1997           1996*
                                              (Unaudited)
                                             ------------  ----------   ----------    ----------     -----------

Net asset value, beginning of period .......   $   16.65     $   17.03     $  13.32     $   11.74     $   10.00

Income (loss) from investment operations
Net investment income ......................       (0.04)        (0.04)        0.00          0.04          0.10
Net realized and unrealized gain (loss)
        on investments .....................       (1.34)        (0.10)        5.49          2.11          1.75
                                               ---------     ---------     --------     ---------     ---------
Total from investment operations ...........       (1.38)        (0.14)        5.49          2.15          1.85
                                               ---------     ---------     --------     ---------     ---------

Less distributions
Dividends from net investment income .......        0.00          0.00         0.00         (0.05)        (0.07)
Distribution from realized gains from
        security transactions ..............        0.00         (0.24)       (1.78)        (0.52)        (0.04)
                                               ---------     ---------     --------     ---------     ---------
Total distributions ........................        0.00         (0.24)       (1.78)        (0.57)        (0.11)
                                               ---------     ---------     --------     ---------     ---------

Net asset value, end of period .............   $   15.27     $   16.65     $  17.03     $   13.32     $   11.74
                                               =========     =========     ========     =========     =========

Total return** .............................       (8.29)%       (0.63)%      43.14%        18.71%        18.57%

Ratios/supplemental data
Net assets end of period (in 000's)  .......       4,757         4,899        5,263         2,064         1,255
Ratio of expenses to average net assets
        before reimbursement ...............        2.39%^        2.59%        2.75%         5.40%         1.50%^
Ratio of expenses to average net
        assets after reimbursement .........        1.50%^        1.50%        1.50%         1.50%         1.50%^
Ratio of net investment income (loss) to
        average net assets before fee waiver       (1.39%)^      (1.37%)      (1.25%)       (3.56%)        0.89%^
Ratio of net investment income (loss) to
        average net assets after fee waiver        (0.52%)^      (0.29%)       0.00          0.34%         0.89%^
Portfolio turnover rate ....................       24.38%        89.33%       80.98%       105.72%        65.38%

----------------
*   Commencement of operations
**  Based on net asset value per share
^   Annualized


   The accompanying notes are an integral part of these financial statements.

                                CROFT LEOMINSTER

                                   VALUE FUND


                                 1-800-746-3322

                                CROFT LEOMINSTER

                                   INCOME FUND

                               SEMI-ANNUAL REPORT
                                OCOTBER 31, 1999

                                                                December 7, 1999

Dear Income Fund Shareholder,

         As of December 7, 1999, your Croft-Leominster Income Fund has returned 0.10% with a current yield of approximately 7.7%.* Over the same time period the Merrill Lynch US Corporate Master Bond Index is down 0.89%.**

         Many of the same trends continue in the US economy that we highlighted in our last report to you dated June 14, 1999. US economic growth remains robust as consumers continue to spend at a torrid pace. In addition, global economies continue to recover from last year's problems and oil prices are at two-year highs. In an attempt to diminish the threat of future inflation, the Federal Reserve Bank has responded by raising the Federal Funds Rate by 3/4 of one percent over the past six months. The Fed remains ready to act to raise rates again if it believes it is necessary.

         Because of this, the bond market remains volatile. The long bond has traded in a range from approximately 6% to 6.5% during this period of uncertainty. We believe that once the uncertainty is removed, we will see a rally in the bond market.

         The Income Fund continues to seek a high level of current income with capital appreciation as a secondary objective. As of November 30, 1999, the Income Fund has the following characteristics: weighted average yield to maturity of 8.9%, weighted average duration of 8.3 years and weighted average maturity of 18.5 years. In order to minimize credit risk, we maintain strong diversification. We hold 72 corporate bond issues, which are spread among 20 industries.

We thank you for investing with Croft-Leominster.


                                        Sincerely,


                                        Kent Croft

----------------
*Past performance is not indicative of future performance. Investment return and principal will fluctuate. An investor's shares, when redeemed, may be worth more or less than the original value.

**The Merrill Lynch US Corporate Master Bond Index is comprised of approximately 3571 different US corporate bond issues. Source Merrill Lynch. Income Fund characteristics are as of 12/7/99.

                            Croft Funds Corporation
                          CROFT-LEOMINSTER INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                October 31, 1999
                                  (Unaudited)
--------------------------------------------------------------------------------

       SHARES                                                     MARKET VALUE
       ------                                                     ------------

COMMON STOCKS - 3.04%
BOND FUNDS - 3.04%
        6,200    Alliance World Dollar Govt. II ...................$    55,412
       11,000    First Australia Prime Income Fund ................     66,000
        4,500    Salomon Brothers Worldwide Income Fund ...........     49,781
       10,300    Templeton Emerging Markets Income Fund ...........    100,425
                                                                   -----------
TOTAL COMMON STOCKS (Cost $301,090)                                    271,618
                                                                   -----------

PREFERRED STOCKS - 1.99%
        2,820    Conseco Financing Trust, 8.70% ...................     63,802
        2,100    Foster Wheeler Trust, 9.00% ......................     48,694
        1,300    MediaOne Finance Trust, 9.04% ....................     33,312
        1,400    Oxy Capital Trust, 8.16% .........................     31,588
                                                                   -----------
TOTAL PREFERRED STOCKS (Cost $190,396) ............................    177,396
                                                                   -----------
PRINCIPAL VALUE
---------------
CORPORATE BONDS - 93.18%
AUTOS & AUTOMOTIVE PRODUCTS - 1.57%
      150,000    Federal Mogul Corp. Notes, 7.75%, 07/01/06 .......$   140,516
                                                                   -----------

BUILDING MATERIALS & HOUSING - 2.75%
       22,000    Oakwood Homes Corp. Senior Notes,
                    8.125%, 03/01/09 ..............................     16,836
       50,000    Owens-Corning, Debentures, 7.50%, 08/01/18 .......     42,488
      200,000    Owens-Corning, Notes, 7.70%, 05/01/08 ............    185,595
                                                                   -----------
                                                                       244,919
                                                                   -----------
CABLE TV & CELLULAR TELEPHONE - 7.68%
       60,000    Adelphia Communications Debentures,
                    11.875%, 9/15/04 ..............................     63,000
      185,000    CF Cable TV Inc. Senior Secured Notes,
                    9.125%, 07/15/07 ..............................    199,940
      325,000    Tele-Communications Inc. Notes,
                    7.875%, 08/01/13 ..............................    339,860
       80,000    Tele-Communications Inc. Senior Debentures,
                    8.75%, 02/15/23 ...............................     83,472
                                                                   -----------
                                                                       686,272
                                                                   -----------
CAPITAL GOODS - 1.05%
       90,000    Caterpillar Inc. Sinking Fund Debentures,
                     9.75%, 06/01/19 ..............................     94,069
                                                                   -----------



   The accompanying notes are an integral part of these financial statements.


                                       -2-




                            Croft Funds Corporation
                          CROFT-LEOMINSTER INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                October 31, 1999
                                  (Unaudited)
--------------------------------------------------------------------------------
PRINCIPAL VALUE                                                   MARKET VALUE
---------------                                                   ------------
CHEMICALS - 3.00%
       75,000    Agrium Inc.Yankee Debentures, 7.80%, 02/01/27 ....$    66,365
       35,000    ARCO Chemical Co. Debentures, 9.90%, 11/01/00 ....     35,247
       65,000    ARCO Chemical Co. Debentures, 10.25%, 11/01/10 ...     66,813
      105,000    ARCO Chemical Co. Debentures, 9.80%, 02/01/20 ....     99,852
                                                                   -----------
                                                                       268,277
                                                                   -----------

CONTAINERS & PAPER - 20.30%
      150,000    Abitibi-Consolidated, Debentures,
                    7.40%, 04/01/18 ...............................    134,639
      175,000    Champion International, Debentures,
                    7.625%, 09/01/23 ..............................    168,421
       46,000    Georgia Pacific Corp. Debentures,
                    9.875%, 11/01/21 ..............................     49,630
      380,000    Georgia Pacific Corp. Debentures,
                    9.625%, 03/15/22 ..............................    406,433
      700,000    Georgia Pacific Corp. Debentures,
                    9.125%, 07/01/22 ..............................    707,045
       50,000    Owens-Illinois Inc. Debentures,
                     7.80%, 05/15/18 ..............................     44,151
       65,000    Stone Container Corp. Senior Notes,
                     9.875%, 02/01/01 .............................     65,000
      140,000    Stone Container Corp. Senior Subordinated
                      Debentures, 10.75%, 04/01/02 ................    139,300
      100,000    Stone Container Corp. Senior Subordinated
                     Units, 12.25%, 04/01/02 ......................    100,000
                                                                   -----------
                                                                     1,814,619
                                                                   -----------

ELECTRIC & GAS UTILITIES - 3.20%
       40,000    Houston Lighting & Power, 1st Mortgage,
                     8.75%, 03/01/22 ..............................     41,663
       70,000    Monongahela Power, 1st Mortgage,
                    8.625%, 11/01/21 ..............................     73,737
      115,000    Old Dominion Electric, 1st Mortgage,
                    8.76%, 12/01/22 ...............................    121,173
       50,000    Portland General Electric, 1st Mortgage,
                    7.75%, 04/15/23 ...............................     49,046
                                                                   -----------
                                                                       285,619
                                                                   -----------

ENVIRONMENTAL SERVICES/POLLUTION CONTROL - 0.46%
       50,000    Waste Management Inc Debentures,
                    7.65%, 03/15/11 ...............................     41,488
                                                                   -----------

ENERGY & ENERGY SERVICES - 7.84%
       65,000    Global Marine Inc, Notes, 7.00%, 06/01/28 ........     57,611
       50,000    Magnum Hunter Res, Debentures, 10.00%, 06/01/07 ..     47,500
      135,000    Mariner Energy Corp. Senior Subordinated
                    Notes, 10.50%, 08/01/06 .......................    122,850
      100,000    Mobil Corp. Debentures, 8.00%, 08/12/32 ..........    103,685
      240,000    Occidental Petroleum, Debentures,
                    7.20%, 04/01/28 ...............................    221,310
      125,000    Panaco Inc. Notes, 10.625%, 10/01/04 .............     98,125
       50,000    YPF Sociedad Anonima, Notes, 8.00%, 02/15/04 .....     49,406
                                                                   -----------
                                                                       700,487
                                                                   -----------

   The accompanying notes are an integral part of these financial statements.


                                       -3-




                            Croft Funds Corporation
                          CROFT-LEOMINSTER INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                October 31, 1999
                                  (Unaudited)
--------------------------------------------------------------------------------
PRINCIPAL VALUE                                                   MARKET VALUE
---------------                                                   ------------

FINANCIAL SERVICES - 6.20%
      105,000    APP International Finance, Global Bond,
                    11.75%, 10/01/05 ..............................     77,700
      123,000    Aetna Services Inc. Debentures,
                    8.00%, 01/15/17 ...............................    120,232
       95,000    Aetna Services Inc. Debentures,
                    7.25%, 08/15/23 ...............................     84,729
      105,000    Lincoln National Corp. Debentures,
                    9.125%, 10/01/24 ..............................    113,017
      180,000    Reliance Group Holdings, Senior Subordinated
                    Debentures, 9.75%, 11/15/03 ...................    138,600
       20,000    Washington Mutual Cap Company Guarantee,
                    8.375%, 06/01/27 ..............................     19,503
                                                                   -----------
                                                                       553,781
                                                                   -----------

FOOD & DRUG PRODUCERS - 0.81%
       80,000    Borden Inc. Sinking Fund Debentures,
                    9.25%, 06/15/19 ...............................     71,958
                                                                   -----------

GAS & GAS TRANSMISSION - 2.10%
       40,000    Bellwether Exploration Co. Senior Subordinated,
                    10.875%, 04/01/07 .............................     36,450
      165,000    KN Energy Inc, Debentures, 7.25%, 03/01/28 .......    151,658
                                                                   -----------
                                                                       188,108

INDUSTRIAL GOODS - 12.36%
       60,000    Crown Cork & Seal, Debentures, 8.00%, 04/15/23 ...     55,450
       75,000    Cummins Engine Company, Inc. Debentures,
                    6.75%, 02/15/27 ...............................     72,013
       85,000    National Equipment Services, Senior Subordinated
                    Notes, 10.00%, 11/30/04 .......................     82,875
       75,000    Tenneco Inc. Debentures, 7.625%, 06/15/17 ........     71,963
       50,000    Terex Corp. Company Guarantee, 8.875%, 04/01/08 ..     46,500
       50,000    Tyco International Group SA Company Guarantee,
                    6.875%, 01/15/29 ..............................     44,240
       65,000    Westinghouse Electric Corp. Debentures,
                    8.625%, 08/01/12 ..............................     68,373
      670,000    Westinghouse Electric Corp. Debentures,
                    7.875%, 09/01/23 ..............................    662,856
                                                                   -----------
                                                                     1,104,270
                                                                   -----------

   The accompanying notes are an integral part of these financial statements.


                                      -4-




                            Croft Funds Corporation
                          CROFT-LEOMINSTER INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                October 31, 1999
                                  (Unaudited)
--------------------------------------------------------------------------------
PRINCIPAL VALUE                                                   MARKET VALUE
---------------                                                   ------------

MEDIA & ENTERTAINMENT - 8.40%
      200,000    CBS Inc. Senior Debentures, 8.875%, 06/01/22      $   204,511
      100,000    Granite Broadcasting, Senior Subordinated Notes,
                         10.375%, 05/15/05                             102,500
      345,000    Time Warner Inc. Debentures, 9.15%, 02/01/23          395,576
       45,000    Time Warner Inc. Debentures, 8.375%, 03/15/23          48,556
                                                                   -----------
                                                                       751,143
                                                                   -----------

MEDICAL-DRUGS - 1.30%
       80,000    Dura Pharmaceuticals Convertible,
                    3.50%, 07/15/02 ...............................     62,000
       55,000    Rhone-Poulenc Rorer Inc. Yankee Bond,
                    8.62%, 01/05/21 ...............................     54,600
                                                                   -----------
                                                                       116,600
                                                                   -----------

METALS & MINING - 5.52%
      180,000    Alcan Aluminum Ltd. Debentures,
                    8.875%, 01/15/22 ..............................    193,163
      285,000    USX Corp. Debentures, 8.50%, 03/01/23 ............    299,901
                                                                   -----------
                                                                       493,064
                                                                   -----------

MISC. CONSUMER GOODS & SERVICES - 0.12%
       10,000    Eastman Kodak Co. Notes, 9.375%, 03/15/03 ........     10,810

RETAIL STORES - 1.81%
       30,000    Dayton Hudson Co. Debentures, 8.60%, 01/15/12 ....     33,304
      115,000    Great Atlantic & Pacific Tea Co. Debentures,
                     7.75%, 04/15/07 ..............................    108,152
       30,000    Rite Aid Corp. Notes, 7.125%, 01/15/07 ...........     20,250
                                                                   -----------
                                                                       161,706
                                                                   -----------

TECHNOLOGY - 0.54%
       50,000    Lockheed Martin Co. Guarantee, 7.65%, 05/01/16 ...     48,036
                                                                   -----------

TELEPHONES - 6.00%
       50,000    BellSouth Telecommunications, Debentures,
                    7.875%, 08/01/32 ..............................     48,850
      125,000    GTE Corp. Debentures, 8.75%, 11/01/21 ............    139,970
       70,000    New York Telephone Co. Debentures, 9.375%,
                    07/15/31 ......................................     76,318
       18,749    Nynex Corp. Amortized Debentures, 9.55%,
                    05/01/10 ......................................     20,481
       50,000    Sprint Capital Corp. Company Guarantee,
                    6.875%, 11/15/28 ..............................     45,884
      135,000    U.S. West Communications, Debentures,
                    8.875%, 06/01/31 ..............................    140,846
       62,000    Williams Communication Group, 10.875%,
                    10/01/09 ......................................     63,860
                                                                   -----------
                                                                       536,209
                                                                   -----------

   The accompanying notes are an integral part of these financial statements.


                                       -5-




                            Croft Funds Corporation
                          CROFT-LEOMINSTER INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                October 31, 1999
                                  (Unaudited)
--------------------------------------------------------------------------------
PRINCIPAL VALUE                                                   MARKET VALUE
---------------                                                   ------------
TRANSPORTATION - 0.17%
       15,000    Union Pacific Corp. Sinking Fund Debentures,
                    8.50%, 01/15/17 ...............................     15,369
                                                                   -----------
TOTAL CORPORATE BONDS - (Cost $8,469,060) .........................  8,327,320
                                                                   -----------

SHORT TERM INVESTMENTS - 1.12%
      100,426    Firstar Treasury Fund (Cost $100,426) ............    100,426
                                                                   -----------

TOTAL INVESTMENTS - (Cost $9,060,972) ........99.33%                 8,876,760

Cash and other assets less liabilities ....... 0.67%                    60,235
                                             -------               -----------
TOTAL NET ASSETS                             100.00%               $ 8,936,995
                                             =======               ===========

(1) Federal Tax Information: At October 31, 1999 the net unrealized appreciation based on cost for Federal Income tax purposes of $9,060,972 was as follows:

             Aggregate gross unrealized appreciation for all
             investments for which there was an excess of value
             over cost ............................................$   241,299
             Aggregate gross unrealized depreciation for all
             investments for which there was an excess of cost
             over value ...........................................   (425,511)
                                                                   -----------
Net unrealized depreciation                                        $  (184,212)
                                                                   ===========

+ Non-income producing security


   The accompanying notes are an integral part of these financial statements.

                             Croft Funds Corporation
                          CROFT-LEOMINSTER INCOME FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1999
                                  (Unaudited)
--------------------------------------------------------------------------------



ASSETS:
Investments in securities, at value (cost $9,123,429) (Note 2) ..   $ 8,876,760
Dividends and interest receivable ...............................       188,691
Prepaid expenses ................................................         7,728
                                                                    -----------
        Total Assets ............................................     9,073,179
                                                                    -----------

LIABILITIES:
Payables:
        Advisory fees (Note 3) ..................   $     4,148
        For securities purchased ................        71,637
        Fund shares repurchased .................        40,757
        Accrued expenses ........................        19,642
                                                    -----------

        Total Liabilities .......................................       136,184
                                                                    -----------

        Net Assets ..............................................   $ 8,936,995
                                                                    ===========

NET ASSETS CONSIST OF:
        Additional paid in capital ..............................   $ 9,342,253
        Accumulated net investment income .......................         5,048
        Accumulated net realized loss from
                investment transactions (Note 6 ) ...............      (163,637)
        Net unrealized depreciation on
        investments .............................................      (246,669)
                                                                    -----------
        Net Assets ..............................................   $ 8,936,995
                                                                    -----------

Net asset value and redemption and
        offering price per share ($8,936,995/904,819 shares
        of capital stock outstanding) (Note 6 ) .................   $      9.88
                                                                    ===========


   The accompanying notes are an integral part of these financial statements.

                             Croft Funds Corporation
                          CROFT-LEOMINSTER INCOME FUND
                            STATEMENT OF OPERATIONS
                   For the six months ended October 31, 1999
                                  (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest .........................................................    $ 377,520
Dividends ........................................................       24,585
                                                                      ---------
        Total income .............................................      402,105

EXPENSES:
Investment advisory fees (Note 3) ................................       37,495
Administration fees ..............................................       11,452
Audit fees .......................................................        8,327
Legal fees .......................................................        8,100
Transfer agent fees ..............................................        5,891
Printing .........................................................        5,415
Custody fees .....................................................        3,336
Insurance ........................................................        3,150
Registration fees ................................................        1,676
Directors' fees and expenses .....................................          252
Distribution fee (Note 3) ........................................            0
Other ............................................................        7,040
                                                                      ---------

        TOTAL EXPENSES ...........................................       92,134

        Less:  Expense reimbursement (Note 3) ....................      (39,927)
                                                                      ---------

        Net expenses .............................................       52,207
                                                                      ---------

        NET INVESTMENT INCOME ....................................      349,898
                                                                      ---------

NET REALIZED AND UNREALIZED GAINS
        (LOSSES) ON INVESTMENTS (Note 2)
Net realized loss from investment transactions ...................      (82,452)
Distributions of realized gains by other investment companies ....            0
Net change in unrealized depreciation of investments .............     (458,345)
                                                                      ---------

        NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ..........     (540,797)
                                                                      ---------

        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....    $(190,899)
                                                                      =========



   The accompanying notes are an integral part of these financial statements.

                             Croft Funds Corporation
                          CROFT-LEOMINSTER INCOME FUND
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                           For the six months
                                                                 ended         For the year
                                                            October 31, 1999        ended
                                                               (Unaudited)     April 30, 1999
                                                               -----------     --------------

Increase (Decrease) in Net Assets from Operations:
Net investment income ......................................   $    349,898    $    723,188
Net realized gain(loss) from investment transactions .......        (82,452)        (34,024)
Distributions of realized gains by other
        investment companies ...............................              0               0
Net change in unrealized depreciation of investments .......       (458,345)       (369,529)
                                                               ------------    ------------
Net increase (decrease) in net assets
        resulting from operations ..........................       (190,899)        319,635

Dividends paid to shareholders:
Net investment income ($.40 and .76 per share, respectively)       (365,013)       (712,264)
Capital gains ($.00 and .03 per share, respectively) .......              0         (30,145)

Net capital share transactions (Note 4) ....................       (628,276)        653,902
                                                               ------------    ------------

Net increase (decrease) in net assets ......................     (1,184,188)        231,128

NET ASSETS:
Beginning of period ........................................     10,121,183       9,890,055
                                                               ------------    ------------

End of period ..............................................   $  8,936,995    $ 10,121,183
                                                               ============    ============



   The accompanying notes are an integral part of these financial statements.

                             Croft Funds Corporation
                          CROFT-LEOMINSTER INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS
                                October 31, 1999
                                  (Unaudited)
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

         The Croft-Leominster Income Fund (the "Fund"), is a managed portfolio of the Croft Funds Corporation, a diversified open-end management investment company registered under the Investment Company Act of 1940. The Fund is one of a series of Funds of the Croft Funds Corporation, which also includes the Croft-Leominster Value Fund. It was organized in 1994 to succeed to the business of Croft-Leominster Inc.'s Leominster Income Limited Partnership, an investment company organized as a limited partnership which commenced operations January 1, 1992 for the purpose of investing the partners' capital in securities under professional investment management. This succession occurred on May 4, 1995 when the partnership's net assets aggregating $3,175,041 were transferred to the Croft-Leominster Income Fund in exchange for 317,504 shares of the Fund's capital stock. As a result of transferring such assets at their market value, the change in unrealized appreciation of investments for the period, as shown in the Statement of Operations will not equal the current unrealized appreciation at October 31, 1999 as shown in the Statement of Assets and Liabilities and the Schedule of Investments. The Croft-Leominster Income Fund seeks a high level of current income with moderate risk of principal by investing primarily in a diversified portfolio of investment grade fixed-income securities.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

         SECURITY VALUATION - Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Investments, for which no sale is reported, are valued at their last bid price. When market quotations are not readily available, when it is determined that the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors.
         Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, unless the Board of Directors determine that the amortized cost does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors.

                             Croft Funds Corporation
                          CROFT-LEOMINSTER INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS
                                October 31, 1999
                                  (Unaudited)
--------------------------------------------------------------------------------


         FEDERAL INCOME TAXES - The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore no provision for income taxes is required. Federal income tax loss carryforwards generated in prior years will be used to offset a portion of current year's net realized gains.
         OTHER - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Fund. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.
         ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund retains Croft-Leominster Inc. (the "Adviser") as its investment adviser. Under the terms of the agreement the Adviser receives a fee, computed daily and payable monthly at the annual rate of .79% of the Income Fund's average daily net assets. Until December 31, 2001, the Adviser guarantees that the overall expense ratio for the Income Fund, which exclude ordinary brokerage commissions incurred in the purchase or sale of portfolio securities, will not exceed 1.10%. As a result, for the six months ended October 31, 1999, the Adviser accrued reimbursements to the Fund of $39,927.
         Pursuant to a plan of Distribution the Fund pays a distribution fee of up to .25% of the average daily net assets to Broker-Dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance.
         The Croft Funds Corporation elected to waive the 12b-1 fee for the Fund on August 23, 1995. The 12b-1 fee will be waived into the foreseeable future; however, the Croft Funds Corporation reserves the right to terminate the waiver and rei-nstate the 12b-1 fee at any time in its sole discretion.
         Certain Directors and officers of the Corporation are "interested persons" (as defined in the Investment Company Act of 1940) of the Corporation. Each "non-interested" Director is entitled to receive an annual fee of $500 plus expenses for services relating to the Corporation.

                             Croft Funds Corporation
                          CROFT-LEOMINSTER INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1999
                                   (Unaudited)
--------------------------------------------------------------------------------


NOTE 4. CAPITAL SHARE TRANSACTIONS
         As of October 31, 1999 there was 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation, and capital paid-in amounted to $9,342,253 for the Fund.

        Transactions in capital stock were as follows:

                                        For the six months            For the year ended
                                      ended October 31, 1999            April 30, 1999
                                            (Unaudited)
                                        Shares       Amount           Shares       Amount
                                        ------       ------           ------       ------

Shares sold ....................        23,488    $   236,247        193,507    $ 2,061,975

Shares issued in reinvestment of
        dividends ..............        42,995        435,729         40,710        435,209

Shares redeemed ................      (127,995)    (1,300,252)      (171,201)    (1,843,282)
                                      --------    -----------       --------    -----------

Net increase (decrease) ........       (61,512)   ($  628,276)        63,016    $   653,902
                                      --------    -----------       --------    -----------


NOTE 5.  INVESTMENT TRANSACTIONS
         Purchases and sales, excluding short-term securities, for the six months ended October 31, 1999 aggregated $391,822 and $902,300 respectively, for the Fund.

NOTE 6.  DISTRIBUTIONS TO SHAREHOLDERS
         The Fund makes dividend distributions quarterly. During the six months ended October 31, 1999, distributions of $0.40 aggregating $365,013 were declared from net investment income. The accompanying notes are an integral part of these financial statements.

                             Croft Funds Corporation
                          CROFT-LEOMINSTER INCOME FUND
                              FINANCIAL HIGHLIGHTS
             (For a fund share outstanding throughout each period)
--------------------------------------------------------------------------------





                                                  For the
                                             six months ended   For the       For the        For the     May 4, 1995*
                                             October 31, 1999  year ended    year ended     year ended     through
                                               (Unaudited)  April 30, 1999 April 30, 1998  April 30,1997 April 30, 1996
                                             --------------------------------------------------------------------------

Net asset value, beginning of period .........   $  10.47     $    10.95     $   10.40     $   10.25     $    10.00

Income (loss) from investment operations:
Net investment income ........................       0.38           0.77          0.81          0.79           0.73
Net realized and unrealized gain(loss) on
        investments ..........................      (0.57)         (0.46)         0.65          0.26           0.28
Total from investment operations .............      (0.19)          0.31          1.46          1.05           1.01

Less distributions:
Dividends from net investment income .........      (0.40)         (0.76)        (0.78)        (0.84)         (0.73)
Distribution from realized gains from security
        transactions .........................       0.00          (0.03)        (0.13)        (0.06)         (0.03)
Total distributions ..........................      (0.40)         (0.79)        (0.91)        (0.90)         (0.76)

Net asset value, end of period ...............   $   9.88     $    10.47     $   10.95     $   10.40     $    10.25

Total return** ...............................      (1.80%)         2.91%        14.36%        10.56%         10.17%

Ratios/supplemental data:
Net assets end of period (in 000's) ..........      8,937         10,121         9,890         7,419          6,450
Ratio of expenses to average net assets,
        before reimbursement .................       1.96%^         1.78%         1.59%         1.90%          1.10%^
Ratio of expenses to average net assets,
        after reimbursement ..................       1.10%^         1.10%         1.10%         1.10%          1.10%^
Ratio of net investment income to average
        net assets, before reimbursement .....       6.58%^         6.47%         6.90%         6.76%          7.35%^
Ratio of net investment income to average
        net assets, after reimbursement ......       7.43%^         7.15%         7.38%         7.57%          7.35%^
Portfolio turnover rate ......................       4.27%         13.45%        15.62%        13.73%         13.76%^

----------------
*       Commencement of operations
**      Based on net asset value per share.
^       Annualized


   The accompanying notes are an integral part of these financial statements.

                                CROFT LEOMINSTER

                                   VALUE FUND


                                 1-800-746-3322